UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 12, 2013

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34115	04-3387074
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On December 12, 2013, Sonus Networks, Inc. (the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Performance Technologies, Incorporated, a Delaware corporation (“Seller”), and Purple Acquisition Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Transitory Subsidiary”).

Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, Transitory Subsidiary will merge with and into Seller with Seller surviving and becoming a wholly owned subsidiary of the Company (the “Merger”).  At the effective time of the Merger, each share of Seller’s common stock issued and outstanding immediately prior to the effective time (other than shares owned by (i) the Company, Transitory Subsidiary or any other direct or indirect wholly owned subsidiary of the Company immediately prior to the effective time of the Merger, (ii) Seller or any wholly owned subsidiary of Seller or (iii) stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be converted automatically into the right to receive $3.75 in cash, without interest.

In addition, at the effective time of the Merger, the Company will assume all then outstanding options under the Seller’s 2001 Stock Option Plan, 2003 Omnibus Incentive Plan and 2012 Omnibus Incentive Plan, but will substitute shares of the Company’s common stock for shares of Seller’s common stock issuable upon exercise thereof.  The Company will also assume the Seller’s 2003 Omnibus Incentive Plan and 2012 Omnibus Incentive Plan, as well as all unissued shares reserved for further issuance under such plans, but will substitute shares of the Company’s common stock for shares of Seller’s common stock.

Consummation of the Merger is subject to customary conditions, including (i) the approval by the holders of a majority of the outstanding shares of the Seller’s common stock entitled to vote on the Merger (the “Stockholder Approval”) and (ii) the absence of any injunction, judgment or ruling prohibiting the Merger.  Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) the accuracy of the other party’s representations and warranties (subject to materiality exceptions) and (ii) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to materiality exceptions).  If the Merger is not consummated by June 30, 2014, either the Company or Seller may terminate the Merger Agreement.

Seller has made customary representations and warranties and covenants in the Merger Agreement, including covenants regarding: (i) the conduct of the business of Seller prior to the consummation of the Merger and (ii) the calling and holding of a meeting of Seller’s stockholders for the purpose of obtaining the Stockholder Approval.

Seller is subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to and participate in discussions and engage in negotiations with third parties regarding alternative acquisition proposals.  However, prior to approval of the Merger by Seller’s stockholders, the no-shop provision is subject to a customary “fiduciary-out” provision which allows Seller, under certain circumstances, to provide information to and participate in discussions and engage in negotiations with third parties with respect to an alternative acquisition proposal that the Seller’s

Board of Directors has determined is, or could reasonably be expected to lead to, a “Superior Proposal” (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for the Company and the Seller.  Upon termination of the Merger Agreement under specified circumstances, the Seller will be required to pay the Company a termination fee of $1.2 million.

In connection with the Merger Agreement, John M. Slusser, the Chairman and Chief Executive Officer of Seller, executed a Voting Agreement with the Company (the “Voting Agreement”). The Voting Agreement (a) requires the applicable stockholder to vote in favor of (and to grant a proxy to the Company to vote in favor of) the Merger and adoption of the Merger Agreement, and to vote against the approval or adoption of any alternative acquisition proposal, and (b) prohibits the applicable stockholder from transferring such stockholder’s shares of Seller common stock prior to the occurrence of the Seller stockholders’ meeting to be held in connection with the Merger, subject to specified exceptions.

The foregoing description of the Merger Agreement and the Voting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1 and the full text of the Voting Agreement attached hereto as Exhibit 10.1, which are incorporated herein by reference.

The Merger Agreement and Voting Agreement have been attached as exhibits to provide investors with information regarding their terms.  They are not intended to provide any other factual information about the Company, Seller or Transitory Subsidiary.  The representations, warranties and covenants contained in the Merger Agreement and Voting Agreement were made solely for the purposes of the Merger Agreement and Voting Agreement and the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties.  Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts. In addition, the representations and warranties contained in the Merger Agreement (i) are qualified by information in a confidential disclosure schedule that the parties have exchanged, (ii) were made only as of the dates specified in the Merger Agreement or the confidential disclosure schedule, and (iii) in some cases are subject to qualifications with respect to materiality, knowledge and/or other matters, including standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and Voting Agreement, which subsequent information may or may not be fully reflected in the Company public disclosures.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 8.01.                                        Other Events.

On December 13, 2013, the Company held a conference call announcing the signing of the Merger Agreement.  A copy of the conference call transcript is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of December 12, 2013, by and among Sonus Networks, Inc., Performance Technologies, Incorporated and Purple Acquisition Subsidiary, Inc. Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

10.1	Stockholder Voting Agreement, dated as of December 12, 2013, by and between Sonus Networks, Inc. and John M. Slusser.
99.1	Transcript of conference call held on December 13, 2013, by Sonus Networks, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS NETWORKS, INC.

Date: December 13, 2013	By:	/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, Chief Administrative Officer, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of December 12, 2013, by and among Sonus Networks, Inc., Performance Technologies, Incorporated and Purple Acquisition Subsidiary, Inc. Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

10.1	Stockholder Voting Agreement, dated as of December 12, 2013, by and between Sonus Networks, Inc. and John M. Slusser.
99.1	Transcript of conference call held on December 13, 2013, by Sonus Networks, Inc.